UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2019

BENCHMARK ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-10560 (Commission File Number)	74-2211011 (I.R.S. Employer Identification No.)

56 South Rockford Drive, Tempe, Arizona 85281

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (623) 300-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	BHE	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and filed today with the SEC, some of our systems were recently affected by a ransomware incident that encrypted information on our systems and disrupted customer and employee access to our systems and services. We immediately took steps to isolate and implement measures to prevent additional systems from being affected, including taking the network offline as a precaution. As of the date of this Report, we have restored network connectivity to all of our sites and are in the process of resuming operations. In connection with this incident, third party consultants and forensic experts were engaged to assist with the restoration and remediation of systems and, with the assistance of law enforcement, to investigate the incident. Although to date we have found no evidence of customer or employee data exfiltration, our forensic investigation is ongoing. The Company carries insurance, including cyber insurance. The full scope of the costs and related impacts of this incident, including the availability of insurance to offset some of these costs, has not been fully determined.

Forward-Looking Statements

This Report may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “expect,” “estimate,” “anticipate,” “could” “predict” and similar expressions, and the negatives thereof, often identify forward-looking statements, which are not limited to historical facts. Forward-looking statements include, among other things, the potential impact of the ransomware incident described in this Report. Although Benchmark believes these statements are based upon reasonable assumptions, they involve risks and uncertainties. If one or more of these risks or uncertainties materializes, or underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. Readers are advised to consult further disclosures on these risks and uncertainties, particularly in Part 1, Item 1A, “Risk Factors”, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and in Part II, Item 1A, “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, and in its subsequent filings with the Securities and Exchange Commission. All forward-looking statements included in this document are based upon information available to the Company as of the date of this document, and it assumes no obligation to update them.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENCHMARK ELECTRONICS, INC.

Date: November 5, 2019	By: /s/ Stephen J. Beaver
Stephen J. Beaver, Esq.
Vice President General Counsel